Summary Prospectus Supplement

May 13, 2014

Morgan Stanley Institutional Fund, Inc.

Supplement dated May 13, 2014 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2014

Emerging Markets Domestic Debt Portfolio

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the Emerging Markets Debt team. Information about the member primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Eric J. Baurmeister	Managing Director	April 2002

Please retain this supplement for future reference.

  SU-MSIF-03-SPT-0514